UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2022

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane
Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2022, Lamb Weston Holdings, Inc. (“LW” or the “Company”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Lamb Weston Holland B.V. (“LWH”), Kees Meijer (“Mr. Meijer”) and Meijer Beheer B.V. (“MB”). LWH, a wholly owned subsidiary of LW, and Meijer Frozen Foods B.V. (“MFF”), a wholly owned subsidiary of MB, own 100% of the equity interests in Lamb Weston/Meijer v.o.f., a joint venture between LWH and MFF engaged in the manufacturing and distribution of frozen potato products principally in Europe and the Middle East (the “Joint Venture”).

Pursuant to the terms of the Purchase Agreement, LWH will acquire from MB 100% of the equity interests in MFF (the “Transaction”), such that following the Transaction, LWH will own 100% of the equity interests of the Joint Venture, for an aggregate purchase price of approximately €700.0 million, consisting of (i) cash consideration of approximately €525.0 million and (ii) a number of shares of LW’s common stock (the “Stock Consideration”), par value $1.00 per share (the “LW Common Stock”), equal to the U.S. Dollar equivalent of €175.0 million, valued at the volume weighted average of the trading price per share of LW Common Stock for the five trading days immediately preceding the signing date of the Purchase Agreement and the five trading days immediately preceding the closing date of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants made by each of the parties. Subject to certain exceptions and other provisions, the parties have agreed to indemnify each other for breaches of representations and warranties, breaches of covenants and certain other matters.

Completion of the Transaction is subject to customary closing conditions and is anticipated to occur in the Company’s second half of fiscal 2023, although there can be no assurance the Transaction will occur within the expected timeframe or at all.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which will be filed by an amendment to this Current Report on Form 8-K and incorporated by reference herein.

The Purchase Agreement will be included as an exhibit to an amendment to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The Purchase Agreement is not intended to provide any other financial information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties thereto, may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 3.02.	Unregistered Sale of Equity Securities.

Pursuant to the Purchase Agreement described above in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, the Company has agreed to deliver the Stock Consideration to MB at the closing of the Transaction, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement. The issuance of the Stock Consideration by the Company to MB will be made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure.

On October 20, 2022, the Company issued a press release relating to the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto. The Company plans to hold a conference call on October 20, 2022 at 10:00 a.m. ET to discuss the Transaction and review the Investor Presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 and Exhibit 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the Transaction and the ability of the parties to consummate the Transaction. Potential factors that could affect these forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the Transaction will not be consummated in a timely manner; risks that any of the closing conditions to the Transaction may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the Transaction; failure to realize the benefits expected from the Transaction; and the effect of the announcement of the Transaction on the Company’s ability to retain customers and retain and hire key personnel, maintain relationships with suppliers, and on its operating results and businesses generally, as well as the factors disclosed in the Company’s filings with the Securities and Exchange Commission, including without limitation, information under the heading “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Lamb Weston Holdings, Inc. Press Release, dated October 20, 2022

99.2	Lamb Weston Holdings, Inc. Investor Presentation, dated October 20, 2022

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date: October 20, 2022